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                                                                   EXHIBIT 10.16


                           FOX/LIBERTY NETWORKS, LLC


                        EQUITY APPRECIATION RIGHTS PLAN
                        FOR MANAGEMENT AND KEY EMPLOYEES

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          Fox/Liberty Networks, LLC (the "Company") and its Controlled
Affiliates hereby establish an Equity Appreciation Rights Plan (this "Plan") for management and key employees, to secure the loyalty and continued services of and to provide a long term incentive to such personnel, and to promote profitability and efficiency in the operations of the Company and its Controlled Affiliates. This Plan is effective as of May 1, 1996.


1.  DEFINITIONS:
    ------------

    The terms set forth below have the definitions indicated whenever used in this Plan.

    1.1 "Affiliate": With respect to any Person, any other Person Controlling, Controlled by, or under common Control with, such Person.

    1.2 "Appreciation Right": A right to receive, subject to the terms and conditions of this Plan, a payment made with respect to any vested Appreciation Right, in an amount equal to the
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excess, if any, of the Value of an Incentive Unit on the relevant Valuation Date over the Grant Value. Each Appreciation Right will reflect the increase in the value of one Incentive Unit.

     1.3 "Appreciation Rights Account": An account established by the Company under Section 3.2 for each Eligible Employee who is granted Appreciation Rights.

     1.4 "Beneficiary": The Person or Persons designated by the Employee in the Grant Agreement to receive the amount, if any, that becomes payable under this Plan upon the death of the participating Employee. The Employee may change or revoke a Beneficiary designation at any time by filing a new designation or notice of revocation with the Committee. No notice to, or consent by, any Beneficiary will be required to effect any change or revocation of designation. If an Employee does not designate a Beneficiary, the Employee's Beneficiary will be deemed to be the Employee's estate and payments required hereunder will be made accordingly.

     1.5  "Code": The Internal Revenue Code of 1986, as amended.

     1.6 "Committee": The committee, consisting of two or more Persons, appointed Company to administer and interpret this Plan.

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     1.7   "Company": Fox/Liberty Networks, LLC, or any Successor thereto. Any reference to determinations or decisions made by the Company will be made by the Member Representatives (as defined in the Company Agreement).

     1.8 "Company Agreement": The Operating Agreement of the Company dated April 29, 1996, as in effect from time to time.

     1.9 "Control": The possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

     1.10 "Controlled Affiliate": Any Person in which all the ownership interests are owned, directly or indirectly, by the Company or by (i) the Company and (ii) Members of the Company (as defined in the Company Agreement) or Affiliates of Members of the Company.

     1.11 "Disabled": An Employee's permanent and total disability, as defined under the long term disability plan of the Employer in which the Employee participates or, if the Employee does not participate in such a plan, "Disabled" will have the meaning set forth in Section 72(m)(7) of the Code. This definition also will apply to the term "Disability," as the context requires.

     1. 12 "Effective Date": May 1, 1996.

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     1.13  "Employee": (i) An employee or officer of any Employer or (ii) any other Person designated from time to time by the Committee as an Employee for purposes of this Plan, provided that in each case such employee, officer or other Person is part of a select group of management or highly-compensated Persons.

     1.14 "Employer": Each of the Company and any Controlled Affiliate designated from time to time by the Committee as an Employer which has adopted this Plan.

     1.15 "Eligible Employees": Those Employees who are designated by the Committee eligible to receive the grant of Appreciation Rights.

     1.16 "Expiration Date": The tenth anniversary of the Effective Date, or such other date as the Committee shall determine.

     1.17 "Fair Market Value": With respect to any asset, the price at which a willing buyer would purchase and a willing seller would sell such asset, each having full knowledge of all relevant facts and neither being under any compulsion to purchase or sell, as the case may be.

     1.18 "Firm": A nationally recognized investment banking firm or "Big-Six" certified public accounting firm retained by the Company under Section 6 to determine the Venture Value.

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     1.19   "Fox Group": Any one or more of (i) The News Corporation Limited
("News Corp"), any Successor to News Corp or any Affiliate of News Corp or any such Successor, (ii) News America Holdings Incorporated ("NAHI"), any Successor to NAHI or any Affiliate of NAHI or any such Successor or (iii) Fox Inc. ("Fox"), any Successor to Fox or any Affiliate of Fox or any such Successor.

     1.20 "Grant Agreement": The Equity Appreciation Rights Grant Agreement to be entered into by each Eligible Employee who is granted Appreciation Rights under this Plan, the initial form of which is attached as Exhibit A.

     1.21 "Grant Date": Any date, as determined by the Committee, as of which Appreciation Rights are granted to an Eligible Employee.

     1.22 "Grant Value": As determined with respect to any Appreciation Right, the Value of an Incentive Unit as of the relevant Valuation Date, except that the Grant Value of any Appreciation Right granted prior to January 1, 1998 will be the Initial Value of an Incentive Unit.

     1.23 "Incentive Unit": A "phantom" interest representing, solely for purposes of the computation of the value of an Appreciation Right under this Plan, a percentage interest in the Venture equal to .00001 percent of the interests in the Venture (i.e., three percent divided by 300,000, the total number of Appreciation Rights available for grant under this Plan).

                                      -5-
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     1.24  "Initial Value of Incentive Unit": The Value of an Incentive Unit as
of the Effective Date, which is determined to be $135.00.

     1.25 "Liberty Group": Any one or more of (i) Tele-Communications, Inc. ("TCI"), any Successor to TCI or any Affiliate of TCI or any such Successor,
(ii) Liberty Media Corporation ("Liberty"), any Successor to Liberty or any Affiliate of Liberty or any such Successor or (iii) Liberty Sports, Inc. ("Liberty Sports"), any Successor to Liberty Sports or any Affiliate of Liberty Sports or any such Successor.

     1.26 "Payment Date": September 30 of each calendar year and any other date designated by the Committee as a Payment Date under this Plan.

     1.27 "Person": Any human being or any corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

     1.28 "Successor": With respect to any Person, the successor in interest to that Person, as determined by the Committee.

     1.29 "Termination": With respect to any Employee, the complete cessation of the employment of such Employee for or on behalf of any Employer, whether by reason of the death, Disability, resignation or removal of the Employee or for any other reason, including the expiration

                                      -6-
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of any applicable employment agreement. This definition also will apply to the term "Terminated," as the context requires.

     1.30 "Termination for Cause": With respect to any Employee, the Termination of such Employee on account of (i) the engaging by the Employee in intentional conduct not taken in good faith which has caused demonstrable injury to the Company or any Controlled Affiliate, as determined by the Committee; (ii) conviction of a felony, as evidenced by binding and final judgment, order or decree of a court of competent jurisdiction; or (iii) willful and unreasonable refusal by the Employee to perform the Employee's duties or responsibilities, unless such duties or responsibilities are changed without the Employee's consent.

     1.31 "Valuation Date": Each of the Effective Date, December 31, 1997, each December 31 thereafter and any other date designated by the Committee as a Valuation Date.

     1.32 "Value of an Incentive Unit": As of any date of determination, an amount equal to the Venture Value as of such date multiplied by .0000001.

     1.33 "Venture": The Company and the Controlled Affiliates, considered as a single enterprise.

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     1.34  "Venture Value": As of any date of determination, the Fair Market
Value of the Venture as determined under Section 6.

     1.35  Other Definitions. The following terms will have the meanings set
           -----------------
forth in the Section indicated:


          Term                          Section
          ----                          -------

          Exchange Act                  5.2(a)

          Market Price                  5.2(c)

          Transfer                      7.2

          Year of Active Employment     4.2(b)

2.   APPRECIATION RIGHTS
     -------------------

     2.1  General: This Plan provides the terms and conditions for the grant of,
          -------
and payment with respect to, Appreciation Rights to Eligible Employees.

     2.2  Number of Appreciation Rights Available for Grant: The maximum number
          -------------------------------------------------
of Appreciation Rights available for grant under this Plan is 300,000 Appreciation Rights.


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     2.3  Appreciation Rights Granted to Eligible Employees:
          -------------------------------------------------

          (a) The Committee will determine the criteria for eligibility for the award of Appreciation Rights under this Plan. Such criteria may be amended from time to time by the Committee, provided that no such amendment will adversely affect any Appreciation Rights granted before such amendment.

          (b) The Committee will determine the Appreciation Rights to be granted, if any, to those Eligible Employees selected by the Committee each year, in accordance with the criteria described in subsection (a). Such Appreciation Rights will be granted to such Eligible Employees on or as of a Grant Date. The Committee will give notice to Employees who have been awarded Appreciation Rights within a reasonable time after such award. The Committee may make any Appreciation Rights granted under this Plan subject to any restrictions, limitations, terms or conditions, in addition to those set forth herein, as it may determine and which are not inconsistent with the specific terms of this Plan.

          (c) No Employee will have any right to receive any Appreciation Rights in any year, irrespective of the grant of any Appreciation Rights to such Employee in any past or succeeding year or the grant of any Appreciation Rights to any other Employee in such year or any other year.


                                      -9-
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          (d) Each grant of Appreciation Rights to an Eligible Employee will be made pursuant to a Grant Agreement executed by the Eligible Employee and the Committee, which Grant Agreement will specify the number of Appreciation Rights granted to such Employee, the Grant Date, the Grant Value and such other information as the Committee may prescribe. Only Appreciation Rights granted pursuant to a Grant Agreement, the form of which has been approved by the Committee, will be considered validly granted under this Plan. The initial form of Grant Agreement approved by the Committee is attached as Exhibit A.

          (e) Only vested Appreciation Rights will entitle an Eligible Employee to receive payments under this Plan. Vested Appreciation Rights will represent only the right to receive the payments provided for in Section 5 at the time, in the amount and subject to the terms and conditions of this Plan, and neither the existence of this Plan nor the grant or holding of any Appreciation Rights will result in any Employee, Beneficiary or other Person being considered as or possessing any of the rights of a member of the Company or possessing any other rights or claims against the Company, any Controlled Affiliate, any member of the Company, any Affiliate of any member of the Company or any Successor of any such Person. No Employee or other Person will have any claim or right to be granted Appreciation Rights under this Plan.

          (f) All Appreciation Rights granted under this Plan will be subject to the requirement that if, at any time the Committee determines that the registration or qualification of any such Appreciation Rights under any state or federal law, or the consent or approval of any governmental

                                     -10-
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or regulatory body or agency or any Person with whom any Employer has any contractual relationship is necessary or desirable as a condition of, or in connection with, the grant, election to be paid or transfer of any such Appreciation Rights, such Appreciation Rights may not be granted, paid or transferred in whole or in part unless such registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee. The Committee will not be obligated to grant, make payment with respect to or recognize any transfer of any Appreciation Rights if such grant, payment or transfer would be in contravention of the Securities Act of 1933, as amended, any state securities law or any other applicable federal, state or local law. The Committee may, in connection with the granting of any Appreciation Rights, require the Employee to whom such Appreciation Rights are to be granted to enter into an agreement with the Company as a condition precedent to such grant, in whole or in part, pursuant to which he will represent to the Company that he is acquiring such Appreciation Rights for his own account for investment only and not with a view to distribution, and also setting forth such other representations, terms and conditions as the Committee may prescribe.

          (g) The Company will have the right to deduct and withhold from all amounts payable to any Employee pursuant to this Plan or otherwise any taxes and other amounts required by law to be deducted and withheld.


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3.   NATURE OF INTERESTS; ACCOUNTING:
     --------------------------------

     3.1  Nature of Interests: The Plan will be entirely unfunded, and nothing
          -------------------
contained in, and no action taken pursuant to, this Plan will create or be construed to create a trust or funded benefit of any kind in favor of any Person, or a fiduciary relationship between or among the Employers, the Committee, any Employee, any designated Beneficiary or any other Person. Title to and beneficial ownership of all assets, if any, whether cash or investments, that an Employer may designate to pay the vested Appreciation Rights granted under this Plan, will at all times remain in such Employer's general asset account, and neither any Employee nor any other Person will have any right or property interest whatsoever in any such asset of the Employer until such Appreciation Rights are paid to the Employee in accordance with this Plan. No Employer will be required to pre-fund its obligations under this Plan in any manner, whether by purchase of insurance contracts, contributions to a trust fund, deposits in an escrow account or otherwise. If any Employer in its discretion does purchase any such contract or deposit funds in any such fund or account, no Employee or Beneficiary will have any right or interest in or to such contract, trust or account, and such Employee or Beneficiary will have only the rights of a general unsecured creditor with respect to such Employer's unsecured promise to pay the vested Appreciation Rights in accordance with this Plan.

     3.2  Appreciation Rights Account: The Company will establish and maintain a
          ---------------------------
separate Appreciation Rights Account for each Eligible Employee who is granted an Appreciation Right under this Plan. The Appreciation Rights Accounts will be updated on an annual basis, and will specify the

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Appreciation Rights held by each Employee, the Grant Dates of such Appreciation
Rights, the Grant Values attributable to such Appreciation Rights, the vested percentage of the Employee in such Appreciation Rights and such other information as may be prescribed by the Committee.

     3.3  Plan Expenses and Allocation of Costs of Appreciation Rights: Vested
          ------------------------------------------------------------
Appreciation Rights granted to Eligible Employees under this Plan, and other expenses associated with the establishment, administration and termination of this Plan, as determined by the Committee, will be paid by the Company in accordance with the terms and conditions set forth herein and, if so determined by the Company, the costs of such payments and expenses, or a portion thereof, will be charged by the Company to the Employers under such method of allocation as the Company deems appropriate.

4.   VESTING:
     --------

     4.1  Vesting: Except as otherwise provided by this Section 4, an Employee's
          -------
interest in Appreciation Rights granted under this Plan is nonvested and forfeitable at all times.


     4.2  Vesting While in the Employ of an Employer:
          -------------------------------------------

          (a) An Employee will become 20 percent vested in the Appreciation Rights granted to such Employee in any calendar year for each Year of Active Employment completed by

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the Employee in such year and each subsequent year. Notwithstanding the preceding sentence, the Committee may shorten the period for the vesting of any Appreciation Rights granted to any Employee under this Plan. Unless specifically provided to the contrary by the Committee, service by an Employee prior to the effective date of the grant of Appreciation Rights will not be credited toward vesting in the Appreciation Rights.

          (b) A Year of Active Employment will be any calendar year in which the Employee completes at least 1,500 hours of service (1,000 hours of service in calendar year 1996) (but in no event shall more than 40 hours of service be earned in any week) for or on behalf of an Employer; provided that such Employee is an Employee on the last day of such calendar year. Hours of service for purposes of determining the Employee's vested percentage under this Plan will be determined by reference to the number of hours of employment devoted by an Employee for or on behalf of an Employer during any year, and in accordance with criteria analogous to the provisions of 29 C.F.R. (S)2530.200b-2. Credit for hours of service for any absence by reason of the Employee's short-term disability, layoff or any other reason may be granted by the Committee. If an Employee is Terminated for any reason not approved by the Committee, vesting of any Appreciation Rights held by such Employee on the date of such Termination will cease and if such Terminated Employee subsequently returns to the employ of an Employer, the percentage of vesting in any Appreciation Rights then held by such Employee, determined as of the date of such Termination, will not be increased by reason of any service performed after the date of the Employee's reemployment; provided that Appreciation Rights granted to such Employee after such Employee's reemployment, if any, will vest in accordance with this Section 4.2. An Employee's employment with or on behalf of an Employer will be deemed to be continuous and uninterrupted if the Employee is employed by any Employer, even if such employment changes from one Employer to a different Employer.

     4.3  Vesting Credit Upon Death or Disability:  An Employee who dies or
          ---------------------------------------
becomes Disabled during a period in which he is an Employee will be deemed to have completed a Year of Active Employment under Section 4.2 for the calendar year in which such death or Disability occurs.

     4.4  Termination.
          ------------

          (a) In the event of the Termination of an Employee, whether such Termination is initiated by the Employee or the Employer, but not including a Termination for Cause, prior to such Employee becoming 100% vested in his Appreciation Rights, any nonvested Appreciation Rights held by such Employee on the date of such Termination will be canceled, such Employee will have no further right or interest under this Plan with respect to such canceled Appreciation Rights and the Company and the Controlled Affiliates will have no further obligation with respect thereto.

          (b) In the event of the Termination for Cause of an Employee, all Appreciation Rights held by such Employee, whether vested or nonvested, exercised or nonexercised, will be canceled, such Employee will have no further right or interest under this Plan with respect to any of such Appreciation Rights or payments with respect thereto and the Company and the Controlled Affiliates will have no further obligation with respect thereto.

     4.5  Acceleration of Vesting:  Notwithstanding Section 4.2, Appreciation
          -----------------------
Rights held by an Eligible Employee will become 100 percent vested, and will become eligible for payment under Section 5, in accordance with this Section 4.5 upon the occurrence of either of the following events:

          (a) The sale, exchange or other disposition (other than by reason of the pledge or assignment of such assets as security for a loan) of all or substantially all of the assets of the Venture;

     or

          (b) The sale, exchange or other disposition (other than by reason of the pledge or assignment of such interests as security for a loan) of all of the beneficial ownership interests in the Company or one or more Controlled Affiliates owning, in the aggregate, all or substantially all of the assets of the Venture, if in either case immediately after such transaction substantially all of such assets are not owned by the Liberty Group or the Fox Group or by one or more Persons Controlled by the Liberty Group, the Fox Group or both of the Liberty Group and the Fox Group or any combination of the foregoing.

     4.6  Reissuance of Forfeited Appreciation Rights. Appreciation Rights which
          -------------------------------------------
are forfeited under this Plan may be reissued by the Committee.

5.   PAYMENT OF APPRECIATION RIGHTS
     ------------------------------

          5.1  Time and Amount of Payment:
               --------------------------

          (a) Except as otherwise provided in this Section 5, the value of vested Appreciation Rights will be paid to Eligible Employees as follows:

              (i) During the 60-day period beginning on June 1 of each calendar year beginning after December 31, 1997, an Employee who has not been Terminated may elect to exchange all or a portion of his vested Appreciation Rights for the amount payable by the Company under Section 5.1(b).

              (ii) An Employee whose employment has been Terminated, whether such Termination is initiated by the Employee or the Employer, but not including a Termination for Cause, will be deemed to have elected on the date of such Termination to exchange all of his vested Appreciation Rights held on such date for the amount payable by the Company under Section 5.1(b) utilizing the Venture Value as of the Valuation Date immediately preceding the date of Termination

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if such date of Termination is no later than 183 days following such Valuation
Date or, alternatively, the Venture Value as of the first Valuation Date following such date of Termination.

                (iii) On the Expiration Date, all Employees holding vested Appreciation Rights on such date will be deemed to have elected to exchange all of such vested Appreciation Rights for the amounts payable under Section
5.1(b) utilizing the Venture Value as of the Valuation Date immediately preceding the Expiration Date.

                (iv) Upon the tenth anniversary of the Grant Date of any Appreciation Rights held by any Employee, such Employee will be deemed to have elected to exchange all of the Appreciation Rights that have been held by such Employee for the ten year period preceding the date of such tenth anniversary and are vested on such date for the amount payable by the Company under Section 5.1(b) utilizing the Venture Value as of the Valuation Date immediately preceding such tenth anniversary.

                (v) Upon the death of an Employee, such Employee will be deemed to have elected to exchange all of his vested Appreciation Rights held on the date of such death for the amount payable by the Company under Section 5.1(b) utilizing the Venture Value as of the Valuation Date on or immediately preceding such date of death. Payment of such deceased Employee's vested Appreciation Rights will be made to the Employee's Beneficiary under Section 5.1(b) only after the receipt by the Company of documentation satisfactory to the Company evidencing such death.

          (vi) The form of the consideration payable by the Company under this Section will be as set forth in Section 5.2. Payments will be made to the Employee under this Section on the first Payment Date following the Valuation Date with respect to which a valid election is made or deemed made under this Section or, if such election occurs after such Payment Date, within 90 days of the occurrence of such election; provided that (x) the aggregate payments made to all Employees under this Plan in any calendar year shall not exceed the lesser of $5,000,000 or 50 percent of the annual free cash flow of the Company for such year; (y) in the event that the limitation described in the preceding clause (x) is applicable in any calendar year, payment will be made (subject to such limitation) to the Employees (A) in the order of the calendar years in which the payment obligations arose with respect to such Employees and (B) with respect to payment obligations arising in any calendar year, pro rata to such Employees in proportion to the amount payable to each of them with respect to such year; and (z) any amounts not payable to any Employee under the preceding clause (y) in any calendar year shall be paid to such Employee in the succeeding calendar year subject to the foregoing limitations set forth in this Section 5.1(a)(vi).

          (vii) If payment of the value of any vested Appreciation Rights under this Section in any year to any Employee would cause the applicable employee remuneration of such Employee to exceed the limit imposed under Code Section 162(m)(1) for such year, and that Code Section would apply to the Company or any Controlled Affiliate to limit the amount deducted for federal income tax purposes with respect to such payment, the Committee may elect to pay to such Employee only so much of such value as would not cause the Employee's applicable employee


                                      -19
remuneration in such year to exceed the Code Section 162(m)(1) limit, and such remaining value, increased for interest at the prime rate of interest charged by the Bank of New York on the applicable Payment Date, compounded annually, will be paid in subsequent years in accordance with this Section until the total value of the vested Appreciation Rights elected to be exchanged by such Employee in such year has been paid to such Employee. Notwithstanding anything to the contrary in this Section 5. 1 (a)(vi), the Committee may make payments of any or all vested Appreciation Rights in accordance with this Plan without regard to the deductibility of any applicable remuneration under Section 162(m)(1) of the Code or any other Code provision.

          (b) The amount payable by the Company to any Employee under this Section with respect to an Appreciation Right will be equal in value to the excess, if any, of (1) the Value of an Incentive Unit on the relevant Valuation Date over (2) the Grant Value. The Company, and no other Person, will have sole liability to Employees in respect of the payment of vested Appreciation Rights under this Section.

          (c) Any Employee holding vested Appreciation Rights must elect to exchange such vested Appreciation Rights for payment under this Section within ten years after the Grant Date of such Appreciation Rights. If such election is not made within such ten-year period, the Employee will be deemed to have made the election described in Section 5. 1(a)(iv). All nonvested Appreciation Rights held at the expiration of such ten-year period will be canceled, such Employee will have no right to payment under this Plan with respect to such canceled Appreciation Rights and the Company and the Controlled Affiliates will have no further obligation to any Person with respect thereto.

     5.2  Form of Payment: Payment of Appreciation Rights under Section 5.1 will
          -----------------
be in cash, except as provided below:

          (a) Whole shares of any class or series of common stock of TCI, Liberty, News Corp, Fox or any other Person designated by the Committee, or any Successor to any such Person, which class or series is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be made available for payment, in the sole discretion of the Company and with the consent of TCI, Liberty, News Corp, Fox, such other Person or any such Successor, as applicable.

          (b) Whole shares of common stock of the Company or any Successor thereto, in the event the Company or such Successor becomes a reporting company under Section 13 or 15(d) of the Exchange Act, may be made available for payment, in the sole discretion of the Company or such Successor, as the case may be.

         (c) The Committee may determine that any shares of common stock made available for payment under Section 5.2(a) or 5.2(b) will be delivered to an Employee in lieu of all or any portion of the cash payment such Employee is eligible to receive under this Section. For purposes of determining the number of shares of common stock to be delivered under this Section, such shares of common stock will be deemed to have a per share value equal to the average of the Market Prices of such common stock for the 20 consecutive trading days ending on the third trading day preceding the date shares are to be delivered to an Employee. The Market Price of such common stock for any trading date will be determined as follows:

     (1) if the common stock is listed on any established stock exchange (as designated by the Committee) or a national market system that reports sales prices, including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Market Price of a share of the common stock will be the closing sale price for such stock (or the closing bid, if no sales were reported) on such exchange or system, as reported in The Wall Street Journal or such other source as the Committee deems
            -----------------------
reliable;

     (2) if the common stock is quoted on the Nasdaq System (but not on the National Market Quotation System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Market Price of a share of the common stock will be the mean between the high bid and high asked prices of the common stock, as reported in such source as the Committee deems reliable; and

     (3) in the absence of an established market for the common Market Price of a share of the common stock will be determined by the Committee.

     (d) Any shares of common stock made available for payment under this Section will not be paid until the Committee is satisfied that the delivery of such shares will not violate the registration requirements of any applicable securities laws and that the recipient of such shares will have the right to transfer such shares without any material restriction pursuant to such securities laws. No fractional shares of stock will be issued or paid under this Section. To the extent any portion of an Appreciation Right is not paid in the form of stock under this Section, such portion of such Appreciation Right, if any, will be paid in cash.

     5.3 Payment to Minors or Incapacitated Persons: If the Committee determines
         ------------------------------------------
that any Person to whom any payment is to be made under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due will be paid to the duly appointed guardian or other legal representative of such Person. Payment will be made under this Section 5.3 only after the receipt by the Company of documentation satisfactory to the Company evidencing such legal status.

     5.4 Expiration of Appreciation Rights. Appreciation Rights granted under
         ---------------------------------
this Plan to any Employee will terminate, and the Company will have no further obligation to such Employee, upon the earlier to occur of (a) the exchange of such Appreciation Rights for cash or other property under this Section 5 or (b) the expiration, cancellation or forfeiture of such Appreciation Rights under the terms of this Plan.

     6.  VALUATION.
         ---------

     6.1 Retention of the Firm. The Company may, through its own employees or
         ---------------------
agents or, in its complete and sole discretion, through retention of a Firm, on such terms and conditions as the Company may determine in its sole discretion, ascertain the Venture Value as of each Valuation Date occurring after the Effective Date.

     6.2  Valuation Guidelines.
          --------------------

     (a) The Committee will prescribe from time to time specific guidelines to be considered by the Company or the Firm in its determination of the Venture Value, which guidelines may be changed from time to time, in the complete and sole discretion of the Committee. In determining the Venture Value the Company or the Firm, as the case may be, may consider the business of the Venture and its financial performance for all periods ending after the Effective Date, including an analysis of (i) earnings; (ii) cash flows; (iii) financial forecasts and business plans, if available; (iv) the assets of and prospects for the Venture; (v) the performance of comparable Persons engaged in similar businesses; and (vi) such other factors as are commonly considered in the determination of the valuation of a similarly situated entity.

     (b) Notwithstanding anything contained in this Section 6.2 to the contrary, the Venture Value will be no less than (i) the value based upon a capitalization of the then Market Price of the Venture as determined pursuant to Section 5.2(c) provided that no less than ten percent of the equity of the Venture is then owned by persons other than the Liberty Group or the Fox Group or their transferees and is publicly traded on any national securities exchange or (ii) the valuation based upon any sale of one-third or more of the equity of the Venture other than a sale to either the Liberty Group or the Fox Group, by determining the Venture Value based upon such sale.

     7.  MISCELLANEOUS.
         --------------

     7.1 Modification and Termination of Plan: The Company reserves the right to
         ------------------------------------
amend or terminate this Plan, and to suspend the grant of Appreciation Rights under this Plan, at any time and from time to time in any manner it determines; provided that any termination, amendment or suspension will not adversely affect the vested Appreciation Rights granted prior to the effective date of such amendment, termination or suspension; provided further that the Company reserves the right to deem the vested Appreciation Rights granted as of such date of amendment, termination or suspension to have been exchanged for the payments provided in Section 5 as of the most recent Valuation Date preceding such date, and, unless determined otherwise by the Committee, to deem the nonvested Appreciation Rights forfeited. Notwithstanding any other provision of this Plan, this Plan will terminate on the Expiration Date, and all vested Appreciation Rights outstanding on the Expiration Date will be paid in compliance with the terms of this Plan. Immediately upon the payment of vested Appreciation Rights after any termination of this Plan, no Person will have any further interest under this Plan and no Employee of Beneficiary will be entitled to any further payment under this Plan.

     7.2 Interest in this Plan Nonassignable: No Employee will have any right to
         -----------------------------------
sell, assign, dispose of, transfer, convey or otherwise alienate ("Transfer") any Appreciation Right granted under this Plan or the right to receive payment for any vested Appreciation Right, other than by designation of a Beneficiary under the applicable Grant Agreement or by will or the laws of descent and distribution, and all Appreciation Rights and the right to payment therefore are expressly declared nonassignable and nontransferable. Any purported Transfer in violation of this Section will be void and will be given no effect by the Company or any other Employer.

     7.3  Termination of Service: Neither this Plan nor any action taken under
          ----------------------
this Plan will be construed as giving any Employee any right to be retained in the employ of any Employer, and the right to dismiss any Employee at any time with or without cause is specifically reserved to each Employer (subject to the terms of any separate written employment agreement between such Employee and his Employer).

     7.4 Authority to Interpret this Plan: The Committee will have the complete
         --------------------------------
and final authority to administer and interpret the provisions of this Plan, and the Committee's determination will be binding and conclusive on all parties. All interpretations, decisions and determinations required or permitted to be made or taken by the Committee will be made or taken by the Committee in its reasonable discretion. All interpretations, decisions and determinations taken by the Committee which are made in good faith and are not inconsistent with the terms of this Plan will be final, binding and conclusive on the Employers, Employees, Beneficiaries and all other Persons having dealings with this Plan.

     7.5  Effect of this Plan: This Plan will be binding upon and inure to the
          -------------------
benefit of the Employers, their Successors, the Employees and the Beneficiaries.

     7.6  APPLICABLE LAW: THIS PLAN WILL BE CONSTRUED IN ACCORDANCE WITH AND
          --------------
GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     7.7 Counterparts: This Plan may be executed in any number of counterparts,
         ------------
each of which will be deemed to be an original instrument, but all of which taken together will constitute but one instrument.

     7.8 Complete Agreement: This Plan, along with any Grant Agreement entered
         ------------------
into by the Employer and an Employee, will constitute the entire understanding and agreement between an Employer and such Employee with respect to the subject matter hereof. The provisions of this Plan will govern in the event of any inconsistency between any Grant Agreement and this Plan.

     7.9 Waiver of Breach: The waiver by any Employer or the Committee of a
         ----------------
breach or violation of any provision of this Plan will not operate as, or be construed to be, a waiver of any subsequent breach of the same or the provisions hereof.

     7.10 Severability: If any provision of this Plan, or the application of
          ------------
such provision to any Person or circumstance, is found by a court of competent jurisdiction to be unenforceable for any reason, such provision may be modified or severed from this Plan to the extent necessary to make such provision enforceable against such Person or in such circumstance. Neither the unenforceability of such provision nor the modification or severance of such provision will affect (i) the enforceability of any other provision of this Plan or (ii) the enforceability of such provision against any Person or in any circumstance other than those against or in which such provision is found to be unenforceable.

     7.11 Arbitration: Any dispute arising under this Plan will be submitted to
          -----------
binding arbitration in New York, New York under the Commercial Arbitration Rules of the American Arbitration Association or such other arbitral body as the Committee may select. Judgment on the award of the arbitrators may be entered in any court of competent jurisdiction. The prevailing party in any such arbitration will be entitled to recover, in addition to any other relief awarded, its reasonable costs of preparing for and participating in the arbitration, including reasonable attorneys' fees.

     7.12 Headings. The headings of the Sections of this Plan are solely for
          --------
convenience and reference and will not limit or otherwise affect the meaning of any of the terms or provisions of this Plan.

     7.13 Terms. Terms used with initial capital letters will have the
          -----
meanings specified, applicable to both singular and plural forms, for all purposes of this Plan. All pronouns (and any variation) will be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural includes the other, as the context requires or permits. The word include (and any variation) is used in an illustrative sense rather than a limiting sense. The word day means a calendar day. The word year means a calendar year.

     7.14 Notices. All notices, claims, requests, demands and other
          -------
communications required or given hereunder will be in writing and will be deemed to be duly given if (a) personally delivered (including delivery by Federal Express or other nationally recognized overnight carrier) or (b) sent by telecopy as follows:

     (a) If to the Company or a Controlled Affiliate, to the address set forth on the signature page attached hereto.

     (b) If to an Employee, to the address maintained for such Employee on the books and records of the Employer of such Employee.

     (c) Any person may change the address(es) to which notices are required to be sent by giving notice of such changes in the manner provided in this Section; provided that such notice will not be effective until actual receipt by the addressee.

     7.15 Confidentiality. Employees shall keep all information with respect to
          ---------------
this Plan confidential, including, but not limited to, information concerning the financial value of the Venture.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 23rd day of October, 1997.


                                        FOX/LIBERTY NETWORKS, LLC


                                        By: /s/
                                           ----------------------------
                                        Title: Senior Vice President
                                               ------------------------